                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 18, 2003


                                  Quantech Ltd.
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)



         000-19957                                               41-1709417
(Commission File Number)                                       (IRS Employer
                                                             Identification No.)


                           815 Northwest Parkway, #100
                             Eagan, Minnesota 55121
              (Address of Principal Executive Offices and Zip Code)


                                 (651) 647-6370
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 3.           Bankruptcy or Receivership.

         On February 18, 2003, Quantech Ltd. (the "Company") filed a voluntary petition under Chapter 7 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Minnesota (Case Number 33-31134). The Company's assets will be turned over to the Chapter 7 Trustee appointed in this case. On February 19, 2003, the Company issued a press release relating to the foregoing. A copy of the release is attached hereto as Exhibit 99.1 and is incorporated in its entirety into this Item 3 by reference.


Item 5.           Other Events.

         The Company's press release dated February 19, 2003, also announced the resignation of James Lyons as Chief Executive Officer and the resignations of Edward Strickland, James Lyons, Robert Gaines, and Richard Perkins, all of the members of its Board of Directors.


Item 7.           Financial Statements and Exhibits.

         (a)      Financial statements of businesses acquired.

                  None

         (b)      Pro forma financial information:

                  None

         (c)      Exhibits:  See Exhibit Index on page following Signatures.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      QUANTECH LTD.


                                      By  /s/ James F. Lyons
                                         ---------------------------------------
Date:  February 19, 2003                 James F. Lyons, Chief Executive Officer



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                                  EXHIBIT INDEX

                                  Quantech Ltd.
                             Form 8-K Current Report



Exhibit
Number            Description
-------           -----------
99.1              Press Release dated February 19, 2003